Exhibit 99.2

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 1 of 39

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
		Reporting Period:	AUG. 1 - AUG. 31, 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes
Schedule of Professional Fees Paid	MOR-lb	Yes
Copies of bank statements		No	Note 1
Cash disbursements journals		No	Note 1
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes		No	Note 2
Copies of IRS Form 6123 or payment receipt		No	Note 1
Copies of tax returns filed during reporting period		No	Note 1
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of Aged Accounts Payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

(1)	Due to the system constraints and/or the volume of the records, no attachment is provided, but is available to the UST upon request.
(2)	The Company is current on all tax payments.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Troy Carson	9/20/16
Signature of Authorized Individual*	Date

/s/ Troy Carson	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 2 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

HERCULES OFFSHORE, INC., ET AL. DEBTOR

	Current Month		Cumulative Filing to Date
	Actual	Projected[1]	Actual	Projected[1]
Beginning Cash	$152,435,848	$144,270,569	$207,705,799	$208,311,591
RECEIPTS

Total Receipts	3,591,600	2,977,816	10,590,471	9,449,131

DISBURSEMENTS
Personnel Costs	4,665,333	5,974,792	16,152,406	18,640,620
Premises Rents	196,345	282,800	595,191	756,100
Insurance	35,000	—	5,261,698	3,384,112
Taxes	245,259	97,260	254,001	240,414
Utilities	88,527	129,556	310,626	343,529
Vendors and Others	639,849	3,378,765	2,821,618	9,946,706
Ordinary Course Professional Fees	167,358	334,100	394,088	668,200
Restructuring Professional Fees[2]	2,170,789	855,000	3,609,065	1,760,000
U.S. Trustee Quarterly Fees	—	—	88,575	—
Adequate Protection Debt and Assurance	3,280,542	3,107,490	48,956,341	48,932,421

Total Disbursements	11,489,001	14,159,764	78,443,609	84,672,101

CASH INTERNAL TRANSFER

Total Internal Transfer	872,411	—	5,558,198	—

Net Cash Flow	(7,024,990)	(11,181,948)	(62,294,941)	(75,222,970)

Ending Cash[3]	$145,410,858	$133,088,621	$145,410,858	$133,088,621

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES[4]
Hercules Offshore, Inc.	$11,518,969
Cliffs Drilling Company	655,146
Cliffs Drilling Trinidad L.L.C.	—
FDT LLC	—
FDT Holdings LLC	—
Hercules Drilling Company, LLC	2,582,951
Hercules Offshore Services LLC	3,714,162
Hercules Offshore Liftboat Company LLC	—
HERO Holdings, Inc.	8,028
SD Drilling LLC	5,769,878
THE Offshore Drilling Company	3,617,375
THE Onshore Drilling Company	—
TODCO Americas Inc.	79,553
TODCO International Inc.	—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$27,946,063

(1)	Projected amounts are based on the forecasted weekly activity for the week ending 8/6 through the week ending 9/3.
(2)	Restructuring professional fees include estate professional fees and lender professional fees.
(3)	Ending Cash balance excludes petty cash and collateral accounts.
(4)	A majority of disbursements are made from centralized payroll and accounts payable bank accounts. Pro-rated amounts were allocated to the debtor entities based on percentage of expenses over the period.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 3 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity[1]	Bank Name	Account Function	Account #	USD Balance as of 8/31
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Operating Account	****2838	—
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Flexible Spending Claims	****7288	—
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Singapore Operating Account	****0935	—
Hercules Offshore, Inc.	HSBC	Checking Account	****2845	5,184,679
Hercules Offshore, Inc.	HSBC	Investment Account	****1393	92,282,474
Hercules Offshore, Inc.	Amegy Bank of Texas, N.A.	Hercules Offshore Inc. Utilities	****1193	58,193
Cliffs Drilling Company	Amegy Bank of Texas, N.A.	Operating Account	****1649	—
Cliffs Drilling Company	HSBC	Local Operations	****1001	12,036
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Operating Account	****4656	14,852,088
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Payables	****5850	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Cayman Investment Sweep Account	****4656	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Money Market Investment Account	****8200	—
Hercules Drilling Company, LLC	Amegy Bank of Texas, N.A.	Cayman Self Directed Investment Account	****2321	—
Hercules Drilling Company, LLC	Capital One Bank	Investment Account	****7684	33,193,958
Hercules Drilling Company, LLC	Comerica Bank	Investment Account	****8881	—
Hercules Offshore Services LLC	Amegy Bank of Texas, N.A.	Payroll Account	****5069	—
TODCO Americas Inc.	Amegy Bank of Texas, N.A.	Operating Account	****8930	—

Notes:

(1)	Includes only Debtor entity bank accounts

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each fiscal month within 30 days after month end. See above listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

/s/ Troy Carson	/s/ Troy Carson
Authorized Representative	Printed Name of Authorized Representative

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 4 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity	Hercules Offshore, Inc.		Hercules Offshore, Inc.		Hercules Offshore, Inc.		Cliffs Drilling Company		Hercules Drilling Company, LLC
Bank Name	HSBC		HSBC		Amegy Bank of Texas, N.A.		HSBC		Amegy Bank of Texas, N.A.
Account #	****2845		****1393		****1193		****1001		****4656
Balance Per Books		$5,184,679		$92,282,474		$58,193		$12,036		$14,852,088

Bank Balance		$5,184,679		$92,282,474		$58,193		$12,036		$14,852,088
(+) Deposits In Transit		—		—		—		—		—
(-) Outstanding Checks		—		—		—		—		—
Other		—		—		—		—		—
Adjusted Bank Balance		$5,184,679		$92,282,474		$58,193		$12,036		$14,852,088

Deposits In Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Deposits In Transit		$—		$—		$—		$—		$—

Outstanding Checks	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
Total Outstanding Checks		$—		$—		$—		$—		$—

Other	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Other		$—		$—		$—		$—		$—

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 5 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-1a: BANK RECONCILIATIONS

Legal Entity Bank Name Account #	Hercules Drilling Company, LLC Amegy Bank of Texas, N.A. ****4656		Hercules Drilling Company, LLC Capital One Bank ****7684		Hercules Drilling Company, LLC Comerica Bank ****8881		Hercules Drilling Company, LLC Amegy Bank of Texas, N.A.[1] ****5850		Hercules Offshore Services LLC Amegy Bank of Texas, N.A.[1] ****5069
Balance Per Books		$—		$33,193,958		$—		$(170,957)		$(1,613)
Bank Balance		$—		$33,193,958		$—		$—		$—
(+) Deposits In Transit		—		—		—		—		—
(-) Outstanding Checks		—		—		—		170,957		1,613
Other		—		—		—		—		—
Adjusted Bank Balance		$—		$33,193,958		$—		$(170,957)		$(1,613)

Deposits In Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Deposits In Transit		$—		$—		$—		$—		$—

Outstanding Checks[2]	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
Total Outstanding Checks		$—		$—		$—		$170,957		$1,613

Other		$—		$—		$—		$—		$—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—
		—		—		—		—		—

Total Other		$—		$—		$—		$—		$—

(1)	The negative book balance in accounts ****5850 and ****5069 are due to those accounts being ZBA accounts in the Amegy bank account structure noted in the Cash Management Motion. As checks clear these bank accounts, funds are made available to those accounts to process checks presented for payment.
(2)	Outstanding checks are available to the UST upon request.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 6 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-1b: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Alfaro Ferrer	7/8/2016	$3,765	Hercules Drilling Company, LLC	None	None	$2,713	$1,052	$2,713	$1,052
Bayard, PA	6/1/16 – 6/30/16	20,565	Hercules Drilling Company, LLC	None	None	20,252	313	20,252	313
King & Spalding LLP	7/1/16 – 7/31/16	179,286	Hercules Drilling Company, LLC	None	None	173,610	5,677	350,173	6,277
Kirkland & Ellis LLP	Ending 7/31/16	264,438	Hercules Drilling Company, LLC	None	None	262,379	2,059	262,379	2,059
Prime Clerk LLC	Ending 7/31/16	204,920	Hercules Drilling Company, LLC	None	None	37,024	167,896	136,587	527,404
White & Case LLP	Ending 7/31/16	1,464,321	Hercules Drilling Company, LLC	None	None	1,412,097	52,224	2,113,471	95,443
Zolfo Cooper	6/1/16 – 6/30/16	33,110	Hercules Drilling Company, LLC	None	None	30,684	2,427	30,684	2,427

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 7 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

The Consolidated Debtor Entities

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$2,742,569	$12,154,939

Total Revenue	2,742,569	12,154,939

OPERATING EXPENSES
Operating Cost & Expenses	3,346,316	10,570,044
Depreciation & Amortization	805,274	2,182,488
General & Administrative	3,440,084	11,673,185

Total Operating Expenses	7,591,674	24,425,717

Operating Income	(4,849,105)	(12,270,777)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	63,783,179	63,689,446
Interest Expense	2,661,722	135,165,221
Income Taxes (Benefit)	3,586	(5,430,845)

Total Other Income and Expenses	66,448,487	193,423,822

Net Profit/(Loss)	$(71,297,592)	$(205,694,600)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 8 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore, Inc.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$436,881	$900,305

Total Revenue	436,881	900,305

OPERATING EXPENSES
Operating Cost & Expenses	3,810	(102,489)
Depreciation & Amortization	175,000	291,667
General & Administrative	3,219,436	9,800,509

Total Operating Expenses	3,398,246	9,989,686

Operating Income	(2,961,364)	(9,089,382)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	63,943,736	63,879,004
Interest Expense	2,044,732	133,314,251
Income Taxes (Benefit)	3,586	(4,048,912)

Total Other Income and Expenses	65,992,053	193,144,343

Net Profit/(Loss)	$(68,953,418)	$(202,233,725)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 9 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Cliffs Drilling Company

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	151,090	538,008
Depreciation & Amortization	—	—
General & Administrative	10,499	42,473

Total Operating Expenses	161,589	580,481

Operating Income	(161,589)	(580,481)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(71)	3,211
Interest Expense	—	—
Income Taxes (Benefit)	—	(1,158,886)

Total Other Income and Expenses	(71)	(1,155,675)

Net Profit/(Loss)	$(161,518)	$575,194

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 10 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Cliffs Drilling Trinidad L.L.C.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 11 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

FDT LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 12 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

FDT Holdings LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 13 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Drilling Company, LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	122,952	375,209
Depreciation & Amortization	221,776	665,329
General & Administrative	205,601	692,216

Total Operating Expenses	550,330	1,732,755

Operating Income	(550,330)	(1,732,755)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(93,186)	(125,469)
Interest Expense	(75,750)	(227,250)
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	(168,936)	(352,719)

Net Profit/(Loss)	$(381,394)	$(1,380,036)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 14 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore Services LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$1,276,732	$4,000,014

Total Revenue	1,276,732	4,000,014

OPERATING EXPENSES
Operating Cost & Expenses	938,295	2,580,194
Depreciation & Amortization	140,917	422,750
General & Administrative	0	0

Total Operating Expenses	1,079,211	3,002,944

Operating Income	197,521	997,070
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	(67,300)	(67,300)
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	(67,300)	(67,300)

Net Profit/(Loss)	$264,821	$1,064,370

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 15 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

Hercules Offshore Liftboat Company LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 16 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

HERO Holdings, Inc.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	2,156	867,389

Total Operating Expenses	2,156	867,389

Operating Income	(2,156)	(867,389)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	692,740	2,078,220
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	692,740	2,078,220

Net Profit/(Loss)	$(694,896)	$(2,945,610)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 17 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

SD Drilling LLC

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$992,966	$4,130,153

Total Revenue	992,966	4,130,153

OPERATING EXPENSES
Operating Cost & Expenses	1,300,052	4,399,500
Depreciation & Amortization	211,636	634,908
General & Administrative	—	0

Total Operating Expenses	1,511,688	5,034,408

Operating Income	(518,722)	(904,255)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	(7,000)	(21,000)
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	(7,000)	(21,000)

Net Profit/(Loss)	$(511,722)	$(883,255)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 18 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

THE Offshore Drilling Company

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$35,990	$3,124,467

Total Revenue	35,990	3,124,467

OPERATING EXPENSES
Operating Cost & Expenses	808,759	2,715,544
Depreciation & Amortization	55,944	167,833
General & Administrative	2,394	270,597

Total Operating Expenses	867,097	3,153,975

Operating Income	(831,107)	(29,508)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$(831,107)	$(29,508)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 19 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

THE Onshore Drilling Company

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 20 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

TODCO Americas Inc.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	21,359	64,077
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	21,359	64,077

Operating Income	(21,359)	(64,077)
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	7,000	21,000
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	7,000	21,000

Net Profit/(Loss)	$(28,359)	$(85,077)

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 21 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

TODCO International Inc.

REVENUES	Month	Cumulative Filing to Date[1]
Revenue	$—	$—

Total Revenue	—	—

OPERATING EXPENSES
Operating Cost & Expenses	—	—
Depreciation & Amortization	—	—
General & Administrative	—	—

Total Operating Expenses	—	—

Operating Income	—	—
OTHER INCOME AND EXPENSES
Other (Income)/Expenses, Net	—	—
Interest Expense	—	—
Income Taxes (Benefit)	—	—

Total Other Income and Expenses	—	—

Net Profit/(Loss)	$—	$—

(1)	The Company did not close the books on the petition date and therefore the values represent the period June 1 - August 31.
(2)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 22 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

The Consolidated Debtor Entities

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$145,410,858	$152,435,848
Restricted Cash	—	—
Accounts Receivable – Trade	13,173,439	13,487,385
Accounts Receivable – Other	(1,250)	164,534
Due to/from Affiliates	(453,071,827)	(391,894,570)
Deposits	—	—
Prepaid & Other	8,536,665	9,554,356

Total Current Assets	(285,952,115)	(216,252,447)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	85,775,405	86,405,855
OTHER ASSETS
Investment in/from Affiliates	1,724,702,689	1,724,702,689
Notes Receivable – Affiliates	959,514,329	959,514,329
Other Assets	5,649,307	5,815,502

Total Other Assets	2,689,866,325	2,690,032,520

Total Assets	$2,489,689,614	$2,560,185,928

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$9,291,965	$9,616,143
Accrued Liabilities	24,978,169	23,193,047
Interest Payable	—	—
Taxes Payable	(1,009,289)	(1,009,059)
Other Current Liabilities	289,985	90,000
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	4,331	745
Notes Payable - Affiliates	499,814,329	499,814,329
Other Liabilities	204,921	1,810,748

Total Liabilities Not Subject to Compromise	533,574,411	533,515,952

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	346,433,438	345,733,698

Total Liabilities	880,007,849	879,249,650

SHAREHOLDERS EQUITY
Common Stock	200,041	200,041
Additional Paid-in-Capital	1,681,673,640	1,681,630,560
Contributed Capital	138,844,823	138,844,823
Treasury Stock	(325,548)	(325,548)
Retained Earning – Prior Year	(22,848,912)	(22,848,912)
Net Income	(187,862,278)	(116,564,686)
Net Shareholders Equity	1,609,681,766	1,680,936,278

Total Liabilities and Shareholders Equity	$2,489,689,614	$2,560,185,928

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 23 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

Hercules Offshore, Inc.

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$97,525,346	$80,502,256
Restricted Cash	—	—
Accounts Receivable – Trade	4,001,197	3,564,316
Accounts Receivable – Other	—	135,027
Due to/from Affiliates	(676,538,880)	(590,114,557)
Deposits	—	—
Prepaid & Other	2,975,302	3,173,474

Total Current Assets	(572,037,034)	(502,739,485)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	756,424,589	756,424,589
Notes Receivable – Affiliates	864,514,329	864,514,329
Other Assets	5,649,307	5,815,502

Total Other Assets	1,626,588,225	1,626,754,420

Total Assets	$1,054,551,191	$1,124,014,935

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$3,747,642	$4,381,547
Accrued Liabilities	2,949,550	1,266,581
Interest Payable	—	—
Taxes Payable	(306,401)	(306,171)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	4,331	745
Notes Payable - Affiliates	—	—
Other Liabilities	204,921	1,810,748

Total Liabilities Not Subject to Compromise	6,600,043	7,153,449

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	340,835,517	340,835,517

Total Liabilities	347,435,560	347,988,967

SHAREHOLDERS EQUITY
Common Stock	200,000	200,000
Additional Paid-in-Capital	588,067,366	588,024,286
Contributed Capital	—	—
Treasury Stock	(325,548)	(325,548)
Retained Earning – Prior Year	298,364,810	298,364,810
Net Income	(179,190,997)	(110,237,579)
Net Shareholders Equity	707,115,631	776,025,969

Total Liabilities and Shareholders Equity	$1,054,551,191	$1,124,014,935

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 24 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

Cliffs Drilling Company

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$12,036	$11,880
Restricted Cash	—	—
Accounts Receivable – Trade	(460,950)	(460,950)
Accounts Receivable – Other	—	—
Due to/from Affiliates	87,953,607	87,869,820
Deposits	—	—
Prepaid & Other	674,475	758,784

Total Current Assets	88,179,167	88,179,534

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	1,000,000	1,000,000
OTHER ASSETS
Investment in/from Affiliates	3,499,897	3,499,897
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	3,499,897	3,499,897

Total Assets	$92,679,064	$92,679,431

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$789,767	$731,405
Accrued Liabilities	56,097	53,292
Interest Payable	—	—
Taxes Payable	123,151	123,151
Other Current Liabilities	99,985	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	(1)	(1)
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	1,068,999	907,848

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	1,068,999	907,848

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	210,903,996	210,903,996
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(118,718,232)	(118,718,232)
Net Income	(575,709)	(414,190)
Net Shareholders Equity	91,610,065	91,771,584

Total Liabilities and Shareholders Equity	$92,679,064	$92,679,431

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 25 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

Cliffs Drilling Trinidad L.L.C.

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	(299)	(299)
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	(299)	(299)

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	1,144	1,144
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	1,144	1,144

Total Assets	$845	$845

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	9,360	9,360
Treasury Stock	—	—
Retained Earning – Prior Year	(8,515)	(8,515)
Net Income	—	—
Net Shareholders Equity	845	845

Total Liabilities and Shareholders Equity	$845	$845

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 26 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

FDT LLC

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—
Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 27 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

FDT Holdings LLC

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—
Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 28 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

Hercules Drilling Company, LLC

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$47,875,089	$71,925,296
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	(0)	47
Due to/from Affiliates	53,454,595	28,510,950
Deposits	—	—
Prepaid & Other	696,101	907,464

Total Current Assets	102,025,784	101,343,756

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	10,128,223	10,349,999
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	90,000,000	90,000,000
Other Assets	—	—

Total Other Assets	90,000,000	90,000,000

Total Assets	$202,154,007	$201,693,756

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$937,703	$674,221
Accrued Liabilities	19,837,557	19,259,393
Interest Payable	—	—
Taxes Payable	(389,633)	(389,633)
Other Current Liabilities	90,000	90,000
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	20,475,627	19,633,981

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	20,475,627	19,633,981

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	181,789,741	181,789,741
Net Income	(111,360)	270,033
Net Shareholders Equity	181,678,381	182,059,774

Total Liabilities and Shareholders Equity	$202,154,007	$201,693,756

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 29 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

Hercules Offshore Services LLC

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$(1,613)	$(3,584)
Restricted Cash	—	—
Accounts Receivable – Trade	2,691,055	2,690,197
Accounts Receivable – Other	(1,250)	8,387
Due to/from Affiliates	19,429,179	19,468,608
Deposits	—	—
Prepaid & Other	704,340	792,382

Total Current Assets	22,821,711	22,955,990

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	25,319,017	25,459,933
OTHER ASSETS
Investment in/from Affiliates	483,802,329	483,802,329
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	483,802,329	483,802,329

Total Assets	$531,943,056	$532,218,252

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$738,531	$704,910
Accrued Liabilities	861,132	1,434,770
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	1,599,664	2,139,680

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	1,599,664	2,139,680

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	265,099,970	265,099,970
Contributed Capital	65,545,741	65,545,741
Treasury Stock	—	—
Retained Earning – Prior Year	201,796,230	201,796,230
Net Income	(2,098,548)	(2,363,369)
Net Shareholders Equity	530,343,393	530,078,572

Total Liabilities and Shareholders Equity	$531,943,056	$532,218,252

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 30 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

Hercules Offshore Liftboat Company LLC

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	—	—
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	—	—

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$—	$—

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	—	—
Net Income	—	—
Net Shareholders Equity	—	—

Total Liabilities and Shareholders Equity	$—	$—

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 31 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

HERO Holdings, Inc.

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	16,880,323	16,880,323
Deposits	—	—
Prepaid & Other	(0)	(0)

Total Current Assets	16,880,323	16,880,323

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	480,974,730	480,974,730
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	480,974,730	480,974,730

Total Assets	$497,855,053	$497,855,053

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	43,110	40,955
Interest Payable	—	—
Taxes Payable	(25,207)	(25,207)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	494,814,329	494,814,329
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	494,832,232	494,830,077

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	5,541,920	4,849,180

Total Liabilities	500,374,153	499,679,257

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	415,428,989	415,428,989
Contributed Capital	78,247,255	78,247,255
Treasury Stock	—	—
Retained Earning – Prior Year	(488,053,410)	(488,053,410)
Net Income	(8,141,933)	(7,447,038)
Net Shareholders Equity	(2,519,100)	(1,824,204)

Total Liabilities and Shareholders Equity	$497,855,053	$497,855,053

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 32 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

SD Drilling LLC

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	3,870,481	3,675,803
Accounts Receivable – Other	—	10,075
Due to/from Affiliates	35,687,983	35,715,833
Deposits	—	—
Prepaid & Other	2,270,494	2,554,306

Total Current Assets	41,828,957	41,956,017

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	38,276,421	38,488,233
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	5,000,000	5,000,000
Other Assets	—	—

Total Other Assets	5,000,000	5,000,000

Total Assets	$85,105,378	$85,444,250

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$2,057,847	$2,040,919
Accrued Liabilities	265,548	209,625
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	100,000	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	2,423,395	2,250,545

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	2,423,395	2,250,545

SHAREHOLDERS EQUITY
Common Stock	—	—
Additional Paid-in-Capital	150,329,019	150,329,019
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(68,473,306)	(68,473,306)
Net Income	826,271	1,337,992
Net Shareholders Equity	82,681,983	83,193,705

Total Liabilities and Shareholders Equity	$85,105,378	$85,444,250

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 33 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

THE Offshore Drilling Company

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	3,071,656	4,018,020
Accounts Receivable – Other	—	10,998
Due to/from Affiliates	8,496,233	8,209,320
Deposits	—	—
Prepaid & Other	1,045,082	1,175,718

Total Current Assets	12,612,972	13,414,055

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	10,801,744	10,857,689
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$23,414,716	$24,271,744

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$890,143	$952,808
Accrued Liabilities	965,175	928,431
Interest Payable	—	—
Taxes Payable	(411,198)	(411,198)
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	(0)	(0)
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	1,444,119	1,470,040

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	1,444,119	1,470,040

SHAREHOLDERS EQUITY
Common Stock	1	1
Additional Paid-in-Capital	51,844,299	51,844,299
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(31,445,138)	(31,445,138)
Net Income	1,571,435	2,402,541
Net Shareholders Equity	21,970,597	22,801,704

Total Liabilities and Shareholders Equity	$23,414,716	$24,271,744

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 34 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

THE Onshore Drilling Company

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	19,353	19,353
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	19,353	19,353

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$19,353	$19,353

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	(4,957,532)	(4,957,532)
Treasury Stock	—	—
Retained Earning – Prior Year	4,976,875	4,976,875
Net Income	—	—
Net Shareholders Equity	19,353	19,353

Total Liabilities and Shareholders Equity	$19,353	$19,353

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 35 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

TODCO Americas Inc.

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	1,546,073	1,546,073
Deposits	—	—
Prepaid & Other	170,871	192,230

Total Current Assets	1,716,944	1,738,303

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	250,000	250,000
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$1,966,944	$1,988,303

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$130,332	$130,332
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	0	0
Notes Payable - Affiliates	5,000,000	5,000,000
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	5,130,332	5,130,332

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	56,000	49,000

Total Liabilities	5,186,332	5,179,332

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(3,077,963)	(3,077,963)
Net Income	(141,435)	(113,077)
Net Shareholders Equity	(3,219,388)	(3,191,029)

Total Liabilities and Shareholders Equity	$1,966,944	$1,988,303

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 36 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-3: BALANCE SHEET

TODCO International Inc.

ASSETS	Book Value at End of	Book Value at End of
CURRENT ASSETS	Current Reporting Month	Previous Month
Cash	$—	$—
Restricted Cash	—	—
Accounts Receivable – Trade	—	—
Accounts Receivable – Other	—	—
Due to/from Affiliates	6	6
Deposits	—	—
Prepaid & Other	—	—

Total Current Assets	6	6

PROPERTY, PLANT & EQUIPMENT
Net Property, Plant & Equipment	—	—
OTHER ASSETS
Investment in/from Affiliates	—	—
Notes Receivable – Affiliates	—	—
Other Assets	—	—

Total Other Assets	—	—

Total Assets	$6	$6

LIABILITIES AND OWNER EQUITY	Book Value at End of	Book Value at End of
LIABILITIES NOT SUBJECT TO COMPROMISE	Current Reporting Month	Previous Month
Accounts Payable	$—	$—
Accrued Liabilities	—	—
Interest Payable	—	—
Taxes Payable	—	—
Other Current Liabilities	—	—
Current portion of Long-Term Debt	—	—
Deferred Income Taxes	—	—
Notes Payable - Affiliates	—	—
Other Liabilities	—	—

Total Liabilities Not Subject to Compromise	—	—

LIABILITIES SUBJECT TO COMPROMISE1&2

Total Liabilities Subject to Compromise	—	—

Total Liabilities	—	—

SHAREHOLDERS EQUITY
Common Stock	10	10
Additional Paid-in-Capital	—	—
Contributed Capital	—	—
Treasury Stock	—	—
Retained Earning – Prior Year	(4)	(4)
Net Income	—	—
Net Shareholders Equity	6	6

Total Liabilities and Shareholders Equity	$6	$6

(1)	The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes and Interest Payable have been included in Liabilities subject to compromise. Additionally, Liabilities subject to compromise include the estimated make whole payment amounts.
(2)	The Debtors continue accruing and paying interest on the Senior Notes. Additionally, the Non-Debtor entities paid $2.85 million to the Senior Notes as a result of Hercules 267 sale as provided in the Credit Agreement.
(3)	The balance sheets and statements of operations included in the Monthly Operating Report are unaudited and subject to adjustment, including year-end adjustments and any audit-related adjustments.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 37 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-4: SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$8,797,010	$352,628	$153,234	$6,794	$(17,699)	$9,291,965
Accrued Liabilities	24,978,169					24,978,169
Taxes Payable	(1,009,289)					(1,009,289)
Other Current Liabilities	289,985					289,985
Deferred Income Taxes	4,331					4,331
Other Liabilities	204,921					204,921

Total Unpaid Post-petition Debt	$33,265,126	$352,628	$153,234	$6,794	$(17,699)	$33,760,082

(1)	Both pre-petition and post-petition debts with the exception of the Senior Notes and interest have been included in the schedule as they will be paid in normal course pursuant to the Plan.
(2)	Schedule represents the consolidated debtor entities.

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 38 of 39

In re	HERCULES OFFSHORE, INC., ET AL. DEBTOR	Case No.	16-11385
	Debtor	Reporting Period:	AUG. 1 - AUG. 31, 2016

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$13,487,385
(+) Amounts billed during the period	2,708,056
(-) Amounts collected during the period	(3,022,002)

Total Accounts Receivable at the end of the reporting period	13,173,439

Accounts Receivable Aging Amount	Amount
0 - 30 days old	7,592,468
31 - 60 days old	2,432,856
61 - 90 days old	(16,562)
91+ days old	3,625,627

Total Accounts Receivable	13,634,389

Amount considered uncollectible (Bad Debt)	(460,950)
Accounts Receivable (Net)	$13,173,439

MOR-5: DEBTOR QUESTIONNAIRE

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Case 16-11385-KJC     Doc 397     Filed 09/20/16     Page 39 of 39

Case Number	Debtor Name	Petition Date
16-11385	Hercules Offshore, Inc.	June 5, 2016
16-11386	Cliffs Drilling Company	June 6, 2016
16-11387	Cliffs Drilling Trinidad L.L.C.	June 6, 2016
16-11388	FDT LLC	June 6, 2016
16-11389	FDT Holdings LLC	June 6, 2016
16-11390	Hercules Drilling Company, LLC	June 6, 2016
16-11391	Hercules Offshore Services LLC	June 6, 2016
16-11392	Hercules Offshore Liftboat Company LLC	June 6, 2016
16-11393	HERO Holdings, Inc.	June 6, 2016
16-11394	SD Drilling LLC	June 6, 2016
16-11395	THE Offshore Drilling Company	June 6, 2016
16-11396	THE Onshore Drilling Company	June 6, 2016
16-11397	TODCO Americas Inc.	June 6, 2016
16-11398	TODCO International Inc.	June 6, 2016

Case 16-11385-KJC     Doc 397-1     Filed 09/20/16     Page 1 of 1

CERTIFICATE OF SERVICE

I, Matthew B. Harvey, certify that I am not less than 18 years of age, and that service of the foregoing Monthly Operating Report for the reporting period August 1, 2016 – August 31, 2016, was caused to be made on September 20, 2016, in the manner indicated upon the party identified below.

VIA HAND DELIVERY

Attn: Timothy Fox, Esq.

Office of the United States Trustee

J. Caleb Boggs Federal Building

844 North King Street, Suite 2207

Wilmington, DE 19801

Dated: September 20, 2016	/s/ Matthew B. Harvey
Matthew B. Harvey (No. 5186)